UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 8, 2008
ZEBRA TECHNOLOGIES CORPORATION (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)
333 Corporate Woods Parkway, Vernon Hills, Illinois (Address of Principal Executive Offices)		60061 (Zip Code)
Registrant's telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Payment of 2007 Bonuses

On March 8, 2008, the Compensation Committee (the "Committee") of the Board of Directors of Zebra Technologies Corporation approved payment of annual bonuses to the Company's named executive officers under the 2007 Management Bonus Plan. In addition, the Committee also approved the award of discretionary bonuses to the named executive officers in the following amounts: Mr. Kaplan, $64,210; Mr. Whitchurch, $23,247; Mr. Gerskovich, $29,576; Mr. Gagnier, $5,921; and Mr. Anjargolian, $4,648.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: March 13, 2008

By: /s/ Anders Gustafsson

Anders Gustafsson

Chief Executive Officer